UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Olema Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39712	30-0409740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Brannan Street
San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 651-3316

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLMA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2026, Olema Pharmaceuticals, Inc. (the "Company") announced that its preliminary unaudited cash, cash equivalents and marketable securities as of December 31, 2025 were greater than $500 million.

The Company has not yet completed its fiscal year-end financial close process for the year ended December 31, 2025. This estimate of the Company’s cash, cash equivalents and marketable securities as of December 31, 2025 is preliminary, unaudited, and is subject to change upon completion of the Company’s financial closing procedures. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it. The information presented herein should not be considered a substitute for the financial information the Company files with the U.S. Securities and Exchange Commission (the "SEC") in its annual report on Form 10-K for the fiscal year ended December 31, 2025. The Company has no intention or obligation to update preliminary estimates of its cash, cash equivalents and marketable securities set forth above.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and will not be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

On January 12, 2026, the Company made available on its website a copy of the Company’s presentation to be shared with investors and others from time to time. The presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, including the exhibit furnished herewith, regarding matters that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "anticipate," "believe," "could," "expect," "goal," "may," "plan," "potential," "seek," "upcoming," "will," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include but are not limited to statements regarding the expected cash, cash equivalents and marketable securities as of December 31, 2025. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this Current Report on Form 8-K, including the exhibit furnished herewith. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those discussed in the section titled “Risk Factors” in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other filings and reports that the Company makes from time to time with the SEC. Except as required by law, the Company assumes no obligation to update these forward-looking statements, including in the event that actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated January 12, 2026, of Olema Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLEMA PHARMACEUTICALS, INC.

Date:	January 12, 2026	By:	/s/ Shane Kovacs
Shane Kovacs Chief Operating and Financial Officer